UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

(Name of Registrant as Specified In Its Charter)

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IMPORTANT PROXY INFORMATION FOR

THE ADVISORS’ INNER CIRCLE FUND

Acadian Emerging Markets Portfolio	Edgewood Growth Fund	Sands Capital Global Growth Fund

AlphaOne Small Cap Opportunities Fund	FMC Select Fund	Sarofim Equity Fund

AlphaOne NextGen Technology Fund	FMC Strategic Value Fund	Thomson Horstmann & Bryant MicroCap Fund

AlphaOne VIMCO Small Cap Value Fund	Hamlin High Dividend Equity Fund	TS&W Equity Portfolio

AT Disciplined Equity Fund	Harvest Asian Bond Fund (formerly, Harvest Funds Intermediate Bond)	Westwood Income Opportunity Fund

AT Mid Cap Equity Fund	Haverford Quality Growth Stock Fund	Westwood SMidCap Fund

AT Income Opportunities Fund	ICM Small Company Portfolio	Westwood LargeCap Value Fund

Cambiar International Equity Fund	Loomis Sayles Full Discretion Institutional Securitized Fund	Westwood SmallCap Fund

Cambiar Opportunity Fund	LSV Value Equity Fund	Westwood Low Volatility Equity Fund

Cambiar Small Cap Fund	LSV Conservative Value Equity Fund	Westwood SMidCap Plus Fund

Cambiar Global Ultra Focus Fund	LSV Small Cap Value Fund	Westwood Short Duration High Yield Fund

Cambiar SMID Fund	LSV U.S. Managed Volatility Fund	Westwood Global Equity Fund

Cambiar Global Equity Fund	LSV Global Managed Volatility Fund	Westwood Emerging Markets Fund

Cambiar International Small Cap Fund	LSV Global Value Fund	Westwood MLP and Strategic Energy Fund

Cornerstone Advisors Global Public Equity Fund	McKee International Equity Portfolio	Westwood Opportunistic High Yield Fund

Cornerstone Advisors Income Opportunities Fund	Rice Hall James Micro Cap Portfolio	Westwood Market Neutral Income Fund

Cornerstone Advisors Public Alternatives Fund	Rice Hall James Small Cap Portfolio	Westwood Strategic Convertibles Fund

Cornerstone Advisors Real Assets Fund	Rice Hall James SMID Cap Portfolio	Westwood Worldwide Income Opportunity Fund

Cornerstone Advisors Core Plus Bond Fund

THE ADVISORS’ INNER CIRCLE FUND II

Cardinal Small Cap Value Fund	Frost Credit Fund	Hancock Horizon Dynamic Asset Allocation Fund

Champlain Small Company Fund	Hancock Horizon International Small Cap Fund	Kopernik Global All-Cap Fund

Champlain Mid Cap Fund	Hancock Horizon Microcap Fund	Kopernik International Fund

Champlain Emerging Markets Fund	Hancock Horizon Burkenroad Small Cap Fund	LM Capital Opportunistic Bond Fund

Frost Growth Equity Fund	Hancock Horizon Diversified Income Fund	Reaves Utilities and Energy Infrastructure Fund

Frost Mid Cap Equity Fund	Hancock Horizon Diversified International Fund	RSQ International Equity Fund

Frost Value Equity Fund	Hancock Horizon Quantitative Long/Short Fund	RQSI Small Cap Hedged Equity Fund

Frost Low Duration Bond Fund	Hancock Horizon Louisiana Tax-Free Income Fund	Westfield Capital Large Cap Growth Fund

Frost Municipal Bond Fund	Hancock Horizon Mississippi Tax-Free Income Fund	Westfield Capital Dividend Growth Fund

Frost Total Return Bond Fund	Hancock Horizon U.S. Small Cap Fund

BISHOP STREET FUNDS

Bishop Street Dividend Value Fund	Bishop Street High Grade Income Fund	Bishop Street Hawaii Municipal Bond Fund

THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of the series of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds (each a “Fund,” and together, the “Funds”). The Meeting is scheduled for March 26, 2018. If you are a shareholder of record of a Fund as of the close of business on January 19, 2018, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund. Information about the nominees is provided in the accompanying proxy statement.

The Board of Trustees of each Fund has unanimously approved the nominees and recommends that you vote “FOR” the election of all nominees.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you need additional voting information, please call (877) 896-3197 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2018

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the series of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds (each a “Fund,” and together, the “Funds”), will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Monday, March 26, 2018, at 10:00 a.m., Eastern Time.

At the Meeting, shareholders of record of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet, or telephone, or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on January 19, 2018 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on March 26, 2018.

The proxy statement is available at www.proxyonline.com/docs/SEI2018.pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie President

THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

BISHOP STREET FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 26, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the series of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds (each, a “Fund,” and together, the “Funds”), to be voted at a joint special meeting of shareholders of the Funds at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, March 26, 2018 at 10:00 a.m., Eastern Time, and at any adjournments thereof (such joint special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of each Fund at the close of business on January 19, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of joint special meeting and proxy card are first being mailed to shareholders on or about February 12, 2018.

At the Meeting, shareholders of record of each Fund will be asked to elect eight Trustees to the Board of Trustees of the Fund, and to transact such other business, if any, as may properly come before the Meeting.

Each full share of a Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. The number of shares of each Fund issued and outstanding as of the Record Date is included in Appendix A.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Funds, and the term “Trustee” includes each trustee of the Funds. A Trustee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds is referred to in this proxy statement as an “Interested Trustee.” A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Funds is referred to in this proxy statement as an “Independent Trustee.” The Advisors’ Inner Circle Fund (“AIC”), The Advisors’ Inner Circle Fund II (“AIC II”) and Bishop Street Funds (“BSF”) are each referred to in this proxy statement as a “Trust,” and are collectively referred to in this proxy statement as the “Trusts.”

ELECTION OF TRUSTEES

It is proposed that Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Trustees of the Funds. All of the Nominees, with the exceptions of Mr. Klauder and Ms. Ahern, currently serve on the Board. Mr. Klauder has been nominated to succeed William M. Doran as an Interested Trustee, and Ms. Ahern has been nominated to succeed John K. Darr, as an Independent Trustee. Mr. Darr retired from the Board as of December 31, 2017. Mr. Doran is scheduled to retire from the Board prior to the Meeting.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five of the seven Trustees (Messrs. Nesher, Doran, Johnson and Sullivan, and Ms. Krikorian) have been elected by shareholders, while two of the seven Trustees (Messrs. Grause and Speca) have been appointed by the Board, but not elected by shareholders. Accordingly, a shareholder vote must be held in order for Mr. Klauder and Ms. Ahern to serve on the Board with Messrs. Nesher, Johnson, Sullivan, Grause and Speca, and Ms. Krikorian.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. The Board does not know of any reason why any Nominee would be unable to serve as a Trustee, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Trustee.

INFORMATION ABOUT THE NOMINEES

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the Nominees. There is no stated term of office for the Nominees. The business address of each Nominee is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
Nominees for Interested Trustees

Robert Nesher* (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment	87	Current Directorships: Trustee of The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited,

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
N. Jeffrey Klauder* (Born: 1952)	N/A	Executive Vice President and General Counsel of SEI Investments since 2004.	87	Current Directorships: Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Nominees for Independent Trustees

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	87	Current Directorships: Trustee of The KP Funds. Director of The Korea Fund, Inc.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.	87	Current Directorships: Trustee of The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years

Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	87	Current Directorships: Trustee of The KP Funds.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	87	Current Directorships: Trustee of The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.	87	Current Directorships: Trustee/Director of The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Funds Overseen or to be Overseen	Other Directorships Held in the Past 5 Years
				Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Tracie E. Ahern (Born: 1968)	N/A	Danesmead Partners – Principal (since 2016); Brightwood Capital Advisors LLC – Chief Operating Officer/Chief Financial Officer (2015 to 2016) and Advisor (2016); Soros Fund Management LLC - Chief Financial Officer (2007 to 2015).	87	None

*	Messrs. Nesher and Klauder may be deemed to be “interested” persons, as that term is defined in the 1940 Act, of the Funds by virtue of their affiliation with SEI Investments Distribution Co. (the “Distributor”) and/or its affiliates.

INDIVIDUAL NOMINEE QUALIFICATIONS

The Funds have concluded that each of the Nominees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Funds have concluded that each of the Nominees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Funds have concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a Trustee of the Funds since 1991.

The Funds have concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Funds have concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a Trustee of the Funds since 2011.

The Funds have concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a Trustee of the Funds since 2005.

The Funds have concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Funds since 2005.

The Funds have concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a Trustee of the Funds since 2011.

The Funds have concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and the experience he has gained serving as a Trustee of the Funds since 1999.

The Funds have concluded that Ms. Ahern should serve as Trustee because of the experience she gained in numerous finance, accounting, tax, compliance and administration roles in the investment management industry, and her experience serving as a director of multiple hedge funds, private equity funds and non-profit organizations.

NOMINEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of Fund shares beneficially owned by each Nominee as of December 31, 2017.

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Fund Shares
Interested Trustee Nominees
Robert Nesher	None	None
N. Jeffrey Klauder	None	None
Independent Trustee Nominees
Joseph T. Grause, Jr.	Over $100,000 (Westwood Short Duration High Yield Fund)	Over $100,000
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
Bruce Speca	None	None
George J. Sullivan, Jr.	None	None
Tracie E. Ahern	None	None

NOMINEE COMPENSATION

The Funds paid the following fees to the Nominees during the year ended December 31, 2017:

Name	Aggregate Compensation from AIC	Aggregate Compensation from AIC II	Aggregate Compensation from BSF
Interested Trustee Nominees
Robert Nesher	$0	$0	$0
Independent Trustee Nominees
Joseph T. Grause, Jr.	$114,340	$58,476	$7,553
Mitchell A. Johnson	$114,340	$58,476	$7,553
Betty L. Krikorian	$122,897	$63,200	$8,062
Bruce Speca	$114,340	$58,476	$7,553
George J. Sullivan, Jr.	$128,601	$66,349	$8,402

Each Trust would compensate Ms. Ahern for serving as an Independent Trustee, but would not compensate Mr. Klauder for serving as an Interested Trustee.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

There are currently seven members of the Board, five of whom are Independent Trustees. Robert Nesher, an Interested Trustee, serves as Chairman of the Board. Joseph T. Grause, Jr., an Independent Trustee, serves as the lead Independent Trustee. The Funds have determined that their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each committee of the Board is an Independent Trustee, the amount of assets in the Funds, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as lead Independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Funds’ investment advisers and sub-advisers (each, an “Adviser,” and, together, the “Advisers”), the Distributor, and SEI Investments Global Funds Services (the “Administrator”). The Trustees are responsible for overseeing the Funds’ service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Fund’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Funds’ Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to a Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Adviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Funds’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues, and Fund and Adviser risk assessments. At least annually, the Funds’ Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the policies and procedures of the Funds and their service providers, including the Advisers. The report addresses the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Funds’ Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firms review with the Audit Committee their audits of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Funds’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds’ financial reporting and the preparation of the Funds’ financial statements.

From their review of these reports and discussions with the Advisers, the Chief Compliance Officer, the independent registered public accounting firms and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

BOARD MEETINGS AND COMMITTEES

During the fiscal years ended January 31, 2017, July 31, 2017, October 31, 2017 and December 31, 2017, the Board met seven, six, five and five times, respectively.

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing each independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firms and the Trustees; (v) reviewing the results of each external audit, including any qualifications in an independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Administrator that are material to the Funds, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between Fund management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firms and the Funds’ senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the internal financial controls; (viii) reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during each Fund’s last fiscal year.

Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board, a copy of which is attached hereto as Appendix B. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ office. Ms. Krikorian serves as the Chairperson of the Governance Committee. The Governance Committee meets periodically, as necessary. During the fiscal years ended January 31, 2017, July 31, 2017, October 31, 2017 and December 31, 2017, the Governance Committee met four, five, five and five times, respectively.

The Governance Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices. When identifying and evaluating nominees, including those recommended by shareholders, the Governance Committee considers the complementary individual skills and experience of the individual nominee primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The Committee has not adopted any specific minimum qualifications with respect to nominees and reviews each nominee’s qualifications on a case-by-case basis. The Independent Trustees recommended Ms. Ahern to the Governance Committee for nomination as an Independent Trustee.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

REQUIRED VOTE

All Nominees receiving a plurality of the votes cast at the Meeting with respect to a Trust will be elected as Trustees of the Trust, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Meeting. The election of Trustees for one Trust is not contingent on the election of Trustees for any other Trust.

Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all eight Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

ADDITIONAL INFORMATION

FUND OFFICERS

Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Funds. There is no stated term of office for the officers of the Funds. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Funds for his services.

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP (“PwC”), Ernst & Young LLP (“EY”), Deloitte and Touche LLP (“Deloitte”) and BBD, LLP (“BBD”) (each, an “Auditor,” and, together, the “Auditors”) serve as the independent registered public accounting firms for the Funds.

Representatives of the Auditors are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed by the Auditors in the Funds’ last two fiscal years for professional services rendered by the Auditors for the audit of the Funds’ annual financial statements and services normally provided by the Auditors in connection with statutory and regulatory filings.

Fiscal Year End	Trust	Funds[1]	2016	2017
PwC
October 31	AIC	Loomis Sayles Full Discretion Institutional Securitized Fund McKee International Equity Portfolio Rice Hall James Micro Cap Portfolio[2] Rice Hall James Small Cap Portfolio[2] Rice Hall James SMID Cap Portfolio[2]	$49,000	$101,400
October 31	AIC II	Cardinal Small Cap Value Fund Kopernik Global All-Cap Fund Kopernik International Fund RSQ International Equity Fund Westfield Capital Large Cap Growth Fund Westfield Capital Dividend Growth Fund	$140,400	$143,400
December 31	AIC	Harvest Asian Bond Fund Sarofim Equity Fund	$50,400	$51,400
December 31	BSF	Bishop Street Dividend Value Fund Bishop Street High Grade Income Fund Bishop Street Hawaii Municipal Bond Fund	$124,900	$78,200
EY
January 31	AIC II	Hancock Horizon Burkenroad Small Cap Fund Hancock Horizon Diversified Income Fund Hancock Horizon Diversified International Fund Hancock Horizon Quantitative Long/Short Fund Hancock Horizon Louisiana Tax-Free Income Fund Hancock Horizon Mississippi Tax-Free Income Fund Hancock Horizon U.S. Small Cap Fund Hancock Horizon Dynamic Asset Allocation Fund Hancock Horizon International Small Cap Fund Hancock Horizon Microcap Fund	$322,705	$394,190

April 30	AIC	Cambiar International Equity Fund[3] Cambiar Opportunity Fund[3] Cambiar Small Cap Fund[3] Cambiar Global Ultra Focus Fund[3] Cambiar SMID Fund[3] Cambiar Global Equity Fund[3] Cambiar International Small Cap Fund[3]	$169,925	$165,015
July 31	AIC II	Champlain Small Company Fund Champlain Mid Cap Fund Champlain Emerging Markets Fund[4] Frost Growth Equity Fund Frost Mid Cap Equity Fund Frost Value Equity Fund Frost Low Duration Bond Fund Frost Municipal Bond Fund Frost Total Return Bond Fund Frost Credit Fund LM Capital Opportunistic Bond Fund Reaves Utilities and Energy Infrastructure Fund	$388,550	$414,870
October 31	AIC

AlphaOne Small Cap Opportunities Fund

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

Cambiar International Equity Fund[3]

Cambiar Opportunity Fund[3]

Cambiar Small Cap Fund[3]

Cambiar Global Ultra Focus Fund[3]

Cambiar SMID Fund[3]

Cambiar Global Equity Fund[3]

Cambiar International Small Cap Fund[3]

Edgewood Growth Fund

FMC Select Fund

FMC Strategic Value Fund

Haverford Quality Growth Stock Fund

LSV Value Equity Fund

LSV Conservative Value Equity Fund

LSV Small Cap Value Fund

LSV U.S. Managed Volatility Fund

LSV Global Managed Volatility Fund

LSV Global Value Fund

Sands Capital Global Growth Fund

Thomson Horstmann & Bryant MicroCap Fund

Westwood Income Opportunity Fund

Westwood SMidCap Fund

Westwood LargeCap Value Fund

Westwood SmallCap Fund

Westwood Low Volatility Equity Fund

Westwood SMidCap Plus Fund

Westwood Short Duration High Yield Fund

Westwood Global Equity Fund

Westwood Emerging Markets Fund

Westwood MLP and Strategic Energy Fund

Westwood Opportunistic High Yield Fund

Westwood Market Neutral Income Fund

Westwood Strategic Convertibles Fund

Westwood Worldwide Income Opportunity Fund

			$725,065	$896,975
October 31	AIC II	RQSI Small Cap Hedged Equity Fund	$21,880	$22,475

December 31	AIC	Hamlin High Dividend Equity Fund	$21,945	$22,600
Deloitte
October 31	AIC	Cornerstone Advisors Global Public Equity Fund Cornerstone Advisors Income Opportunities Fund Cornerstone Advisors Public Alternatives Fund Cornerstone Advisors Real Assets Fund Cornerstone Advisors Core Plus Bond Fund	$160,000	$162,500
BBD
October 31	AIC	Acadian Emerging Markets Portfolio ICM Small Company Portfolio Rice Hall James Micro Cap Portfolio[2] Rice Hall James Small Cap Portfolio[2] Rice Hall James SMID Cap Portfolio[2] TS&W Equity Portfolio	$141,000	$107,000

Audit-Related Fees. There were no fees billed by the Auditors in the Funds’ last two fiscal years for assurance and related services rendered by the Auditors that are reasonably related to the performance of the audit of the Funds’ financial statements, and are not reported under “Audit Fees” above.

Tax Fees. Below are the aggregate fees billed by the Auditors in the Funds’ last two fiscal years for professional services rendered by the Auditors for tax compliance, tax advice, and tax planning (“Tax Services”).

Fiscal Year End	Trust	Funds[1]	2016	2017
PwC
October 31	AIC	Loomis Sayles Full Discretion Institutional Securitized Fund McKee International Equity Portfolio Rice Hall James Micro Cap Portfolio[2] Rice Hall James Small Cap Portfolio[2] Rice Hall James SMID Cap Portfolio[2]	$25,000	$30,000
October 31	AIC II	Cardinal Small Cap Value Fund Kopernik Global All-Cap Fund Kopernik International Fund RSQ International Equity Fund Westfield Capital Large Cap Growth Fund Westfield Capital Dividend Growth Fund	$220,000	$121,700
Deloitte
October 31	AIC	Cornerstone Advisors Global Public Equity Fund Cornerstone Advisors Income Opportunities Fund Cornerstone Advisors Public Alternatives Fund Cornerstone Advisors Real Assets Fund Cornerstone Advisors Core Plus Bond Fund	$82,450	$82,450

Below are the aggregate fees billed by the Auditors in the Funds’ last two fiscal years that were required to be approved by the Audit Committee for Tax Services rendered to the Service Providers that relate directly to the operations or financial reporting of the Funds.

Fiscal Year End	Trust	Funds[1]	2016	2017
PwC
October 31	AIC	Loomis Sayles Full Discretion Institutional Securitized Fund McKee International Equity Portfolio Rice Hall James Micro Cap Portfolio[2] Rice Hall James Small Cap Portfolio[2] Rice Hall James SMID Cap Portfolio[2]	$110,000	$120,500

All Other Fees. There were no fees billed by the Auditors in the Funds’ last two fiscal years for products and services provided by the Auditors, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed by the Auditors in the Funds’ last two fiscal years for services rendered to the Funds and the Service Providers.

Fiscal Year End	Trust	Funds[1]	2016	2017
PwC
October 31	AIC	Loomis Sayles Full Discretion Institutional Securitized Fund McKee International Equity Portfolio Rice Hall James Micro Cap Portfolio[2] Rice Hall James Small Cap Portfolio[2] Rice Hall James SMID Cap Portfolio[2]	$135,000	$150,500
October 31	AIC II	Cardinal Small Cap Value Fund Kopernik Global All-Cap Fund Kopernik International Fund RSQ International Equity Fund Westfield Capital Large Cap Growth Fund Westfield Capital Dividend Growth Fund	$220,000	$121,700
EY
July 31	AIC II	Champlain Small Company Fund Champlain Mid Cap Fund Champlain Emerging Markets Fund[4] Frost Growth Equity Fund Frost Mid Cap Equity Fund Frost Value Equity Fund Frost Low Duration Bond Fund Frost Municipal Bond Fund Frost Total Return Bond Fund Frost Credit Fund LM Capital Opportunistic Bond Fund Reaves Utilities and Energy Infrastructure Fund	$11,750	$11,500
October 31	AIC	AlphaOne Small Cap Opportunities Fund AT Disciplined Equity Fund AT Mid Cap Equity Fund AT Income Opportunities Fund Cambiar International Equity Fund[3] Cambiar Opportunity Fund[3] Cambiar Small Cap Fund[3] Cambiar Global Ultra Focus Fund[3] Cambiar SMID Fund[3] Cambiar Global Equity Fund[3] Cambiar International Small Cap Fund[3] Edgewood Growth Fund FMC Select Fund	$62,500	$62,500

FMC Strategic Value Fund

Haverford Quality Growth Stock Fund

LSV Value Equity Fund

LSV Conservative Value Equity Fund

LSV Small Cap Value Fund

LSV U.S. Managed Volatility Fund

LSV Global Managed Volatility Fund

LSV Global Value Fund

Sands Capital Global Growth Fund

Thomson Horstmann & Bryant MicroCap Fund

Westwood Income Opportunity Fund

Westwood SMidCap Fund

Westwood LargeCap Value Fund

Westwood SmallCap Fund

Westwood Low Volatility Equity Fund

Westwood SMidCap Plus Fund

Westwood Short Duration High Yield Fund

Westwood Global Equity Fund

Westwood Emerging Markets Fund

Westwood MLP and Strategic Energy Fund

Westwood Opportunistic High Yield Fund

Westwood Market Neutral Income Fund

Westwood Strategic Convertibles Fund

Westwood Worldwide Income Opportunity Fund

Deloitte
October 31	AIC	Cornerstone Advisors Global Public Equity Fund Cornerstone Advisors Income Opportunities Fund Cornerstone Advisors Public Alternatives Fund Cornerstone Advisors Real Assets Fund Cornerstone Advisors Core Plus Bond Fund	$82,450	$82,450

All non-audit services rendered by the Auditors to the Funds and the Service Providers in the last two fiscal years were pre-approved by the Audit Committee. In pre-approving the non-audit services, the Audit Committee considered whether the provision of the non-audit services is compatible with maintaining the Auditors’ independence.

[1]	Fee information is provided with respect to the listed Funds, as well as terminated funds that were in the same Trust, and had the same independent registered public accounting firm and fiscal year end, as the listed Funds.
[2]	On May 16, 2016, BBD replaced PwC as the independent registered public accounting firm of the Funds.
[3]	On August 15, 2017, the fiscal year ends of the Funds changed from April 30 to October 31.
[4]	On November 16, 2015, the New Sheridan Developing World Fund, a series of ALPS Series Trust, reorganized into the Fund.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted, and the Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Auditors of the Funds may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence and whether the provision of such services by the Auditor would impair the Auditor’s independence.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

The Policy states that the Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

The Policy provides that all requests or applications for proposed services to be provided by an Auditor must be submitted to the Funds’ Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the Auditor’s annual engagement letter for the applicable year or otherwise. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the Auditor.

Except for matters as to which an engagement letter would be impractical because of timing issues or because the matter is small, all services to be provided pursuant to the Policy shall be provided by an Auditor pursuant to an engagement letter with the Funds that (1) is in writing and signed by the Auditor or its authorized representative, (2) sets forth the particular services to be provided by the Auditor and the total fees to be paid to the Auditor for those services, and (3) includes a confirmation by the Auditor that any contemplated non-audit services are not within a category of services the provision of which would impair the Auditor’s independence under applicable SEC regulations.

In addition, the Policy states that the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Auditors and to assure the Auditors’ independence from the Funds, such as reviewing a formal written statement from an Auditor delineating all relationships between the Auditor and the Funds, and discussing with the Auditor its methods and procedures for ensuring independence.

OWNERSHIP OF THE FUNDS

Appendix C sets forth the persons who owned of record, or were known by the Funds to own beneficially, more than 5% of the shares of any class of the Funds as of the Record Date. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

The information as to beneficial ownership is based on statements furnished to the Funds by the Nominees and officers of the Funds, and/or on the records of the Funds’ transfer agents.

SERVICE PROVIDERS

The names and addresses of the Advisers are included in Appendix D. The Distributor and the Administrator are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of a Fund’s most recent annual and/or semi-annual report, shareholders of the Fund may call (877) 446-3863 or write to the Fund at: One Freedom Valley Drive, Oaks, Pennsylvania 19456.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trusts are organized as voluntary associations under the laws of the Commonwealth of Massachusetts. As such, the Funds are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of a Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Funds, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting. For additional voting information, shareholders should call (877) 896-3197 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Funds, who will not be paid for these services, and/or AST Fund Solutions, LLC, a professional proxy solicitor (“AST”) that has been retained by the Funds for solicitation services for an estimated fee of $950,000, plus out-of-pocket expenses. Pursuant to this arrangement, AST has agreed to contact shareholders, banks, brokers, and proxy intermediaries to solicit votes for the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the election of all Nominees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders of a Trust as of the Record Date constitutes a quorum for the transaction of business at the Meeting with respect to the Trust. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have no effect on the election outcome.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. The Funds may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

If a quorum is not present at the Meeting with respect to a Trust, the Meeting may be adjourned with respect to the Trust to permit further solicitation of proxies. The Funds will bear the costs of any adjournment and additional solicitations.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie President

APPENDIX A

FUND SHARES ISSUED AND OUTSTANDING

THE ADVISORS’ INNER CIRCLE FUND

Fund	Class	Shares Issued and Outstanding
Acadian Emerging Markets Portfolio	Investor Class Shares	34,296,713.9450
	Y Class Shares	8.3220
	I Class Shares	21,068,991.3500
AlphaOne Small Cap Opportunities Fund	Investor Class Shares	113,837.2630
	Institutional Class Shares	12,191,698.9020

AlphaOne NextGen Technology Fund	Institutional Class Shares	25,014.0000

AlphaOne VIMCO Small Cap Value Fund	Institutional Class Shares	146,045.7460

AT Disciplined Equity Fund	Institutional Class Shares	47,496,450.4280

AT Mid Cap Equity Fund	Institutional Class Shares	39,404,350.2000

AT Income Opportunities Fund	Institutional Class Shares	29,529,231.2210

Cambiar International Equity Fund	Institutional Class Shares	69,760,382.4060
	Investor Class Shares	65,054,427.5640

Cambiar Opportunity Fund	Institutional Class Shares	7,893,842.6200
	Investor Class Shares	6,049,229.2610

Cambiar Small Cap Fund	Institutional Class Shares	6,571,760.4770
	Investor Class Shares	4,415,034.7590

Cambiar Global Ultra Focus Fund	Investor Class Shares	5,446,042.2630

Cambiar SMID Fund	Institutional Class Shares	217,076.1050
	Investor Class Shares	1,975,502.7750

Cambiar Global Equity Fund	Investor Class Shares	1,071,398.6180

Cambiar International Small Cap Fund	Institutional Class Shares	197,586.3380

Cornerstone Advisors Global Public Equity Fund	Institutional Class Shares	82,062,585.7710

Cornerstone Advisors Income Opportunities Fund	Institutional Class Shares	22,941,339.3750

Cornerstone Advisors Public Alternatives Fund	Institutional Class Shares	54,589,158.0290

Cornerstone Advisors Real Assets Fund	Institutional Class Shares	26,178,622.8920

Cornerstone Advisors Core Plus Bond Fund	Institutional Class Shares	43,999,395.9680

Edgewood Growth Fund	Institutional Class Shares	363,539,151.5140
	Retail Shares	12,979,950.9670

FMC Select Fund		7,884,043.1960

FMC Strategic Value Fund		3,907,053.8850

Hamlin High Dividend Equity Fund	Institutional Class Shares	37,285,225.4680
	Investor Class Shares	691,424.7140

Harvest Asian Bond Fund	Institutional Class Shares	1,221,880.9730
	Class A Shares	1,389,976.1710

Haverford Quality Growth Stock Fund		11,460,310.0490

ICM Small Company Portfolio	Institutional Class Shares	23,275,412.7250

Loomis Sayles Full Discretion Institutional Securitized Fund	Institutional Class Shares	38,746,721.5120

LSV Value Equity Fund	Institutional Class Shares	74,349,887.8750
	Investor Class Shares	4,471,202.3400

LSV Conservative Value Equity Fund	Institutional Class Shares	9,073,744.4380
	Investor Class Shares	9,558.4760

LSV Small Cap Value Fund	Institutional Class Shares	21,757,986.0970
	Investor Class Shares	2,475,551.9860

LSV U.S. Managed Volatility Fund	Institutional Class Shares	6,700,718.4160
	Investor Class Shares	558,405.7520

LSV Global Managed Volatility Fund	Institutional Class Shares	751,405.8090
	Investor Class Shares	13,615.0320

LSV Global Value Fund	Institutional Class Shares	383,100.2140
	Investor Class Shares	39,369.5180

McKee International Equity Portfolio	Institutional Class Shares	14,764,419.0680

Rice Hall James Micro Cap Portfolio	Institutional Class Shares	1,491,291.6040

Rice Hall James Small Cap Portfolio	Institutional Class Shares	5,482,248.7420

Rice Hall James SMID Cap Portfolio	Investor Class Shares	199,389.8750

Sands Capital Global Growth Fund	Institutional Class Shares	51,598,771.6630
	Investor Class Shares	390,478.2620

Sarofim Equity Fund		7,797,623.033

Thomson Horstmann & Bryant MicroCap Fund	Institutional Class Shares	4,455,838.4570
	Investor Class Shares	41,600.7370

TS&W Equity Portfolio		3,125,121.0240

Westwood Income Opportunity Fund	A Class Shares	5,863,049.0770
	Institutional Shares	167,266,066.8420

Westwood SMidCap Fund	Institutional Shares	21,370,115.4510

Westwood LargeCap Value Fund	A Class Shares	152,701.7380
	Institutional Shares	16,101,295.8980

Westwood SmallCap Fund	Institutional Shares	13,786,171.6710

Westwood Low Volatility Equity Fund	Institutional Shares	4,188,180.3020

Westwood SMidCap Plus Fund	Institutional Shares	10,273,836.2600

Westwood Short Duration High Yield Fund	A Class Shares	57,076.6000
	Institutional Shares	8,183,260.3780

Westwood Global Equity Fund	Institutional Shares	1,315,445.3470

Westwood Emerging Markets Fund	A Class Shares	72,212.8700
	Institutional Shares	35,168,475.5290

Westwood MLP and Strategic Energy Fund	Institutional Shares	2,108,125.3600

Westwood Opportunistic High Yield Fund	Institutional Shares	84,324.8590
	Ultra Shares	136,478.5230

Westwood Market Neutral Income Fund	Institutional Shares	664,131.0650
	Ultra Shares	2,431,443.7800

Westwood Strategic Convertibles Fund	Institutional Shares	675,084.5530

Westwood Worldwide Income Opportunity Fund	Institutional Shares	470,392.8880

THE ADVISORS’ INNER CIRCLE FUND II

Fund	Class	Shares Issued and Outstanding
Cardinal Small Cap Value Fund	Institutional Class Shares	4,803,711.591

Champlain Small Company Fund	Advisor Shares	31,256,467.9670
	Institutional Shares	45,454,698.7980

Champlain Mid Cap Fund	Advisor Shares	35,624,387.4470
	Institutional Shares	75,755,620.1470

Champlain Emerging Markets Fund	Advisor Shares	355,200.8370

Frost Growth Equity Fund	Institutional Class Shares	18,046,445.8950
	Investor Class Shares	3,276,290.3640

Frost Mid Cap Equity Fund	Institutional Class Shares	1,048,398.8090
	Investor Class Shares	73,691.0280

Frost Value Equity Fund	Institutional Class Shares	8,572,431.1760
	Investor Class Shares	3,287,719.9420

Frost Low Duration Bond Fund	Institutional Class Shares	26,072,380.0720
	Investor Class Shares	2,706,662.9180

Frost Municipal Bond Fund	Institutional Class Shares	15,929,592.9570
	Investor Class Shares	410,612.9660

Frost Total Return Bond Fund	Institutional Class Shares	203,479,545.2310
	Investor Class Shares	33,653,888.1240

Frost Credit Fund	Institutional Class Shares	17,720,568.8770
	Investor Class Shares	1,499,390.7890

Hancock Horizon Burkenroad Small Cap Fund	Institutional Class Shares	2,714,177.609
	Investor Class Shares	6,930,121.852
	Class D Shares	461,322.326

Hancock Horizon Diversified Income Fund	Institutional Class Shares	3,512,320.566
	Investor Class Shares	407,509.830
	Class C Shares	37,023.814

Hancock Horizon Diversified International Fund	Institutional Class Shares	10,164,336.191
	Investor Class Shares	302,479.926
	Class C Shares	4,657.387

Hancock Horizon Quantitative Long/Short Fund	Institutional Class Shares	6,622,812.548
	Investor Class Shares	1,683,428.956
	Class C Shares	196,399.690

Hancock Horizon Louisiana Tax-Free Income Fund	Institutional Class Shares	225,137.941
	Investor Class Shares	183,384.929
	Class C Shares	1,002.311

Hancock Horizon Mississippi Tax-Free Income Fund	Institutional Class Shares	545,664.610
	Investor Class Shares	354,824.412
	Class C Shares	1,945.281

Hancock Horizon U.S. Small Cap Fund	Institutional Class Shares	1,622,660.070
	Investor Class Shares	77,706.203
	Class C Shares	9,828.879

Hancock Horizon Dynamic Asset Allocation Fund	Institutional Class Shares	315,562.242
	Investor Class Shares	33,361.483
	Class C Shares	21,093.355

Hancock Horizon International Small Cap Fund	Institutional Class Shares	935,293.751
	Investor Class Shares	28,496.477
	Class C Shares	13.334

Hancock Horizon Microcap Fund	Institutional Class Shares	729,027.279
	Investor Class Shares	38,143.777
	Class C Shares	2,737.152

Kopernik Global All-Cap Fund	Class A Shares	6,725,003.3860
	Class I Shares	104,217,979.9750

Kopernik International Fund	Class I Shares	8,023,399.5850

LM Capital Opportunistic Bond Fund	Institutional Class Shares	1,058,304.951

Reaves Utilities and Energy Infrastructure Fund	Institutional Class Shares	4,781,362.4280

RSQ International Equity Fund	Institutional Class Shares	3,039,732.7760
	Investor Class Shares	176,025.4300

RQSI Small Cap Hedged Equity Fund	Institutional Shares	7,474,559.6790
	Retail Shares	1,969.8010

Westfield Capital Large Cap Growth Fund	Institutional Class Shares	7,971,273.7450
	Investor Class Shares	19,553.5510

Westfield Capital Dividend Growth Fund	Institutional Class Shares	10,158,808.1300
	Investor Class Shares	43,415.7030

BISHOP STREET FUNDS

Fund	Class	Shares Issued and Outstanding

Bishop Street Dividend Value Fund	Class I Shares	2,632,552.4880

Bishop Street High Grade Income Fund	Class I Shares	5,243,315.0340

Bishop Street Hawaii Municipal Bond Fund	Class I Shares	11,088,776.7920
	Class A Shares	1,884,292.1020

APPENDIX B

GOVERNANCE COMMITTEE CHARTER

(the “Charter”)

I.	Governance Committee: Membership

The Governance Committee (the “Committee”) shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II.	Board: Selection and Tenure

A.	The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background.

B.	The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C.	The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III.	Board: Nominations and Functions

A.	The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

B.	The Committee also may consider proposals for “interested” Trustee candidates to the Board.

C.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

D.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust’s offices. The Committee shall adopt, a policy regarding its procedures for considering candidates for the Board, recommended by shareholders.

IV.	Committees: Selection and Review

A.	The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B.	The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V.	Board: Education and Operations

A.	The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B.	The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C.	The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D.	The Committee may periodically, with the assistance of its counsel, discuss the duties and responsibilities of Board members, including legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI.	Governance Committee: Operations

A.	The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person.

B.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s by-laws. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C.	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.	The Committee shall review the Committee charter at least annually and recommend appropriate changes.

E.	The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) or Trust.

VII.	Other Powers and Responsibilities

A.	The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B.	The Committee shall periodically review and approve any appropriate changes to Independent Trustee compensation, taking into consideration such factors as deemed relevant by the Committee, including any input from management and data from third-party sources.

C.	The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

Adopted: 2009

Amended: 2014

APPENDIX C

SHARE OWNERSHIP

THE ADVISORS’ INNER CIRCLE FUND

Acadian Emerging Markets Portfolio
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Investor Class Shares	46.68%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	26.11%
WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT CASH 550 S 4TH ST MINNEAPOLIS MN 55415-1529	Investor Class Shares	14.13%
SEI INVESTMENT COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Y Class Shares	71.45%
SEI PRIVATE TRUST COMPANY CUST IRA A/C DST IRA AUDIT ACCT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY MO 64105-1407	Y Class Shares	7.15%
DST SYSTEMS INC OUTPUT AUDIT ACCOUNT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY MO 64105-1407	Y Class Shares	7.15%
SEI PRIVATE TRUST COMPANY CUST IRA A/C DST IRA AUDIT ACCT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY MO 64105-1407	Y Class Shares	7.13%
DST SYSTEMS INC OUTPUT AUDIT ACCOUNT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY MO 64105-1407	Y Class Shares	7.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	I Class Shares	28.78%

WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT REINV/REINV 550 S 4TH ST MINNEAPOLIS MN 55415-1529	I Class Shares	16.33%
WELLS FARGO BANK NA FBO WFC DCP CUSTODY ACCOUNT 550 S 4TH ST MINNEAPOLIS MN 55415-1529	I Class Shares	11.97%
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS MO 63103-2523	I Class Shares	11.95%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1151	I Class Shares	9.29%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	I Class Shares	8.52%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	I Class Shares	6.09%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	I Class Shares	5.39%

AlphaOne Small Cap Opportunities Fund
Name and Address	Class of Shares	% of Class
THE DENVER FOUNDATION 55 MADISON ST 8TH FL DENVER CO 80206-5419	Institutional Class Shares	18.84%
POLK BROS FOUNDATION 20 W KINZIE ST STE 1110 CHICAGO IL 60654-5815	Institutional Class Shares	9.49%
MINNEAPOLIS SOCIETY OF FINE ARTS 2400 3RD AVE S MINNEAPOLIS MN 55404-3506	Institutional Class Shares	6.92%
JAMES LANDIS MARTIN & CHRISTOPHER W HUNT TR 10/23/2012 CLYFFORD STILL MUSEUM FOUNDATION CHARITABLE ORGANIZATION 1250 BANNOCK ST DENVER CO 80204-3631	Institutional Class Shares	6.43%

GREATER MIAMI JEWISH FEDERATION CHARITABLE ORGANIZATION 8910 PURDUE RD SUITE 500 INDIANAPOLIS IN 46268-6100	Institutional Class Shares	5.54%
TEMPLE HOYNE BUELL FOUNDATION CHARITABLE ORGANIZATION 1666 S UNIVERSITY BLVD STE B DENVER CO 80210-2834	Institutional Class Shares	5.15%
LINCOLN CENTER FOR THE PERFORMING ARTS INC 70 LINCOLN CENTER PLAZA 9TH FL NEW YORK NY 10023-6548	Institutional Class Shares	5.12%
NFS LLC FEBO THE NORTHERN TRUST COMPANY FBO MUTUAL FUND SERVICE C-5-SOUTH 801 S CANAL ST CHICAGO IL 60607-4715	Institutional Class Shares	5.00%
FIIOC FBO THE NORTHWEST COMPANY LLC 401K PLAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	Investor Class Shares	22.82%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	Investor Class Shares	15.44%
STEVEN A DRAY & ELIZABETH H B DRAY JTWROS SUBJECT TO DST TOD RULES 130 JASON ST ARLINGTON MA 02476-8034	Investor Class Shares	12.75%
NFS LLC FEBO ALEXANDRA REBAY 12 OAK HILL DR BASKING RIDGE NJ 07920-2400	Investor Class Shares	9.70%
DANIEL J GOLDFARB SUBJECT TO DST TOD RULES 9 BROWNSTONE LN SUDBURY MA 01776-2272	Investor Class Shares	8.03%
NFS LLC FEBO FMTC CUSTODIAN—ROTH IRA FBO PAUL JAMES HONDROS ALPHAONE CAPITAL PARTNERS 789 EAST LANCASTER AVE VILLANOVA PA 19085-1522	Investor Class Shares	5.17%

AlphaOne NextGen Technology Fund
Name and Address	Class of Shares	% of Class
ALPHAONE CAPITAL PARTNERS LLC 789 E LANCASTER AVE STE 120 VILLANOVA PA 19085-1523	Institutional Class Shares	99.94%

AlphaOne VIMCO Small Cap Value Fund
Name and Address	Class of Shares	% of Class
EDWARD A TRUMPBOUR SUBJECT TO DST TOD RULES 1606 LARK LN VILLANOVA PA 19085-1908	Institutional Class Shares	74.72%
ALPHAONE CAPITAL PARTNERS LLC 789 E LANCASTER AVE STE 120 VILLANOVA PA 19085-1523	Institutional Class Shares	17.12%
RASTISLAV BERLANSKY 860 GOSHEN RD NEWTOWN SQ PA 19073-2601	Institutional Class Shares	8.15%

AT Disciplined Equity Fund – Institutional Class Shares
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional	35.15%
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	22.44%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	15.91%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	Institutional	15.74%

AT Mid Cap Equity Fund – Institutional Class Shares
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional	42.83%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	Institutional	21.38%
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	17.97%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	12.64%

AT Income Opportunities Fund – Institutional Class Shares
Name and Address	Class of Shares	% of Class
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	42.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional	26.01%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	13.31%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	Institutional	10.06%
MARIL & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	Institutional	7.06%

Cambiar Opportunity Fund
Name and Address	Class of Shares	% of Class
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Institutional Class Shares	27.35%

AMERITRAD INC FOR THE EXCLUSIVE BENEFIT OF OUR CLEINTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class Shares	20.26%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Institutional Class Shares	16.96%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	7.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	5.70%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	36.71%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	19.15%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	10.62%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Investor Class Shares	6.68%

Cambiar International Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	27.28%
BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Institutional Class Shares	20.23%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	16.21%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	14.78%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	63.34%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	25.95%

Cambiar Small Cap Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	29.05%
VANGUARD FIDUCIARY TRUST 400 DEVON PARK DR WAYNE PA 19087-1816	Institutional Class Shares	14.66%
HOCO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	Institutional Class Shares	9.85%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	8.14%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	7.76%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	25.00%
KEYBANK NA FBO FIRST CONTINENTAL SERVICE CO PO BOX 94871 CLEVELAND OH 44101-4871	Investor Class Shares	12.59%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	10.88%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	10.48%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	9.49%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Investor Class Shares	7.82%
ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Investor Class Shares	5.74%

Cambiar Global Ultra Focus Fund – Investor Class Shares
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	27.78%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	15.64%
BRIAN M BARISH 75 S FOREST ST DENVER CO 80246-1144	Investor Class Shares	10.21%
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Investor Class Shares	5.67%

Cambiar SMID Fund
Name and Address	Class of Shares	% of Class
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Institutional Class Shares	53.13%
BRIAN M BARISH 75 S FOREST ST DENVER CO 80246-1144	Institutional Class Shares	26.04%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	16.18%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	95.50%

Cambiar Global Equity Fund – Investor Class Shares
Name and Address	Class of Shares	% of Class
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	77.64%
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Investor Class Shares	13.47%

Cambiar International Small Cap Fund – Institutional Class Shares
Name and Address	% of Fund
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	55.31%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	43.14%

Cornerstone Advisors Global Public Equity Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.64%

Cornerstone Advisors Income Opportunities Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.41%

Cornerstone Advisors Public Alternatives Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.90%

Cornerstone Advisors Real Assets Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.40%

Cornerstone Advisors Core Plus Bond Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.56%

Edgewood Growth Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	16.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Institutional Class Shares	14.31%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Institutional Class Shares	12.08%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Institutional Class Shares	10.48%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Institutional Class Shares	8.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Retail Shares	39.86%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Retail Shares	33.75%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Retail Shares	5.72%

FMC Select Fund
Name and Address	% of Fund
PERSHING LLC ATTN MUTUAL FUNDS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	83.22%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401(K) PLANS PO BOX 2600 VALLEY FORGE PA 19482-2600	14.92%

FMC Strategic Value Fund
Name and Address	% of Fund
PERSHING LLC ATTN MUTUAL FUNDS 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	76.84%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401(K) PLANS PO BOX 2600 VALLEY FORGE PA 19482-2600	16.37%

Hamlin High Dividend Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	15.86%
NATIONAL FINANCIAL SERVICES LLC ATTN: MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	10.56%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	10.46%
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Institutional Class Shares	5.35%
NATIONAL FINANCIAL SERVICES LLC ATTN: MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	58.36%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	26.46%

Harvest Asian Bond Fund (formerly, Harvest Funds Intermediate Bond)
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	Institutional Class Shares	48.87%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class Shares	25.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	15.28%
ALLIANZ FUNDS MULTI STRATEGY TR FBO ALLIANZGI RETIREMENT INCOME FD 1633 BROADWAY 43RD FL NEW YORK NY 10019-6708	Institutional Class Shares	10.25%

Haverford Quality Growth Stock Fund
Name and Address	% of Fund
HTC & CO ATTN TRUST OPERATIONS DEPT 3 RADNOR CORP CTR STE 450 RADNOR PA 19087-4580	70.53%
HTC & CO CASH DIV ACCOUNT ATTN TRUST OPERATIONS DEPT 3 RADNOR CORP CTR STE 450 RADNOR PA 19087-4580	17.62%

ICM Small Company Portfolio – Institutional Class Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	29.20%

NORTHERN TRUST AS TRUSTEE FBO OHIOHEALTH CORPORATION PO BOX 92956 CHICAGO IL 60675-2994	14.14%
IHC HEALTH SERVICES INC 36 S STATE ST STE 2300 SALT LAKE CTY UT 84111-1471	11.13%
WSSC EMPLOYEES RETIREMENT PLAN ATTN ROBERT HOLMES 14501 SWEITZER LN FL 11 LAUREL MD 20707-5901	8.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY REINVEST ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.14%
GREAT-WEST TRUST COMPANY LLC TTEE F BANK OF THE WEST 401K SAVINGS PLAN 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.15%

Loomis Sayles Full Discretion Securitized Fund – Institutional Class Shares
Name and Address	% of Fund
LOOMIS SAYLES MULTISECTOR FULL DISCRETION TRUST ONE FINANCIAL CENTER BOSTON MA 02111-2621	16.12%
IAM NATIONAL PENSION FUND 1300 CONNECTICUT AVE NW STE 300 WASHINGTON DC 20036-1711	9.74%
ARKANSAS TEACHERS RETIREMENT SYSTEM 1400 WEST THIRD ST LITTLE ROCK AR 72201-1889	8.31%
LOOMIS SAYLES HIGH YIELD CONSERVATIVE TRUST ONE FINANCIAL CENTER BOSTON MA 02111-2621	7.31%
FRESNO COUNTY EMPLOYEES RETIREMENT ASSOCIATIONS 1111 H ST FRESNO CA 93721-2515	6.34%

LSV Value Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class Shares	26.46%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	20.99%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	97.08%

LSV Conservative Value Equity Fund
Name and Address	Class of Shares	% of Class
PRUDENTIAL BANK & TRUST 80 LIVINGSTON AVE ROSELAND NJ 07068-1753	Institutional Class Shares	83.88%
WELLS FARGO BANK NA FBO APTAR GROUP INC PO BOX 1533 MINNEAPOLIS MN 55480-1533	Institutional Class Shares	9.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor Class Shares	86.22%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Investor Class Shares	8.36%
KEVIN THOMAS PHELAN SUBJECT TO DST TOD RULES 336 E 1ST ST HINSDALE IL 60521-4205	Investor Class Shares	5.28%

LSV Small Cap Value Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class Shares	44.47%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	21.81%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Institutional Class Shares	9.17%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	6.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	36.19%
VANTAGETRUST – NAV C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	Investor Class Shares	32.83%
VANTAGETRUST – UNITIZED C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	Investor Class Shares	24.58%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor Class Shares	5.90%

LSV U.S. Managed Volatility Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	31.31%
AMALGAMATED BANK OF CHICAGO FBO CONSTRUCTION WORKERS PENSION TRUST FUND-LAKE COUNTY & VICINITY 30 N LA SALLE ST ATTN TRUST OPERATIONS 38TH FL CHICAGO IL 60602-2590	Institutional Class Shares	27.11%
BANK OF AMERICA CUSTODIAN FBO MFO PO BOX 843869 DALLAS TX 75284-1575	Institutional Class Shares	12.15%
WELLS FARGO BANK NA FBO BERKSHIRE HEALTH-LSV PO BOX 1533 MINNEAPOLIS MN 55480-1533	Institutional Class Shares	10.88%
MAC & CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	Institutional Class Shares	5.27%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	99.14%

LSV Global Managed Volatility Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class Shares	44.90%
IBJ INVESTMENTS LLC 1943 N BURLING ST CHICAGO IL 60614-5123	Institutional Class Shares	22.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	16.76%
MENNO VERMEULEN TR U/A 12/30/2008 MENNO VERMEULEN 2008 GRANTOR RETAINED ANNUITY TRUST 397 S KENILWORTH AVE ELMHURST IL 60126-3926	Institutional Class Shares	7.54%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class Shares	6.69%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	72.50%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor Class Shares	11.19%
LESLIE M KONDZIELA TR U/A 10/20/2007 LESLIE KONDZIELA REVOCABLE TRUST 1421 W ROSCOE ST APT 3E CHICAGO IL 60657-7379	Investor Class Shares	8.06%

LSV Global Value Fund
Name and Address	Class of Shares	% of Class
IBJ INVESTMENTS LLC 1943 N BURLING ST CHICAGO IL 60614-5123	Institutional Class Shares	42.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Class Shares	26.35%
MENNO VERMEULEN TR U/A 12/30/2008 MENNO VERMEULEN 2008 GRANTOR RETAINED ANNUITY TRUST 397 S KENILWORTH AVE ELMHURST IL 60126-3926	Institutional Class Shares	14.15%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class Shares	12.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Investor Class Shares	61.76%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	35.47%

McKee International Equity Portfolio – Institutional Class Shares
Name and Address	% of Fund
SAXON & CO FBO WESTMORELAND COUNTY EMPLOYEES RETIREMENT FUND PO BOX 7780 PHILADELPHIA PA 19182-0001	32.80%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.67%
NFS LLC FEBO PATTON & CO AS NOMINEE AGENT FOR COMMUNITY BANK NA PO BOX 690 ATTN TRUST DEPT OLEAN NY 14760-0690	9.29%

Rice Hall James Micro Cap Portfolio – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	40.00%
WELLS FARGO BANK NA CUST FBO OLMSTED KAEHR NANCY PO BOX 1533 MINNEAPOLIS MN 55480-1533	8.48%
BNY MELLON NA PO BOX 534005 PITTSBURGH PA 15253-4005	7.46%
WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS NC 1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	6.17%

Rice Hall James Small Cap Portfolio – Institutional Class Shares
Name and Address	% of Fund
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	16.89%
CHARLES SCHWAB & CO INC FBO REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.19%
NFS LLC FEBO FMTC AS TRUSTEE FBO FMC TARGET RET 2050 FMTC-UNITIZED 1 SPARTAN WAY MERRIMACK NH 03054-4300	7.91%

NFS LLC FEBO FMTC AS TRUSTEE FBO FMC TARGET RET 2040 FMTC-UNITIZED 1 SPARTAN WAY # TS2O MERRIMACK NH 03054-4300	7.12%
NFS LLC FEBO FMTC AS TRUSTEE FBO FMC TARGET RET 2030 FMTC-UNITIZED 1 SPARTAN WAY # TS2O MERRIMACK NH 03054-4300	5.68%

Rice Hall James SMID Cap Portfolio – Investor Class Shares
Name and Address	% of Fund
WELLS FARGO FBO VARIOUS RETIREMENT PLANS NC1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	34.57%
BNY MELLON NA PO BOX 534005 PITTSBURGH PA 15253-4005	26.00%
CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.11%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.82%

Sands Capital Global Growth Fund
Name and Address	Class of Shares	% of Class
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Institutional Class Shares	23.70%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Institutional Class Shares	14.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	9.34%
STATE STREET BANK AND TRUST CO FBO ANGELES GLOBAL EQUITY OPPORTUNITIES FUND LLC ATTN REGISTRATION SERVICES MANAGER 30 ADELAIDE ST E STE 1100 TORONTO ONTARIO M5C 3G6	Institutional Class Shares	8.47%

ALASKA ELECTRICAL PENSION FUND 701 E TUDOR RD STE 200 ANCHORAGE AK 99503-7458	Institutional Class Shares	7.62%
MERCY HEALTH 1701 MERCY HEALTH PL CINCINNATI OH 45237-6147	Institutional Class Shares	5.96%
JOHN TEMPLETON FOUNDATION 300 CONSHOHOCKEN STATE RD STE 500 CONSHOHOCKEN PA 19428-3815	Institutional Class Shares	5.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	44.22%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Investor Class Shares	35.19%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	Investor Class Shares	8.76%

Sarofim Equity Fund
Name and Address	% of Fund
SEI PRIVATE TRUST COMPANY C/O HOUSTON TRUST ID 458 ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	43.33%

Thomson Horstmann & Bryant MicroCap Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	84.25%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	44.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	37.81%

TS&W Equity Portfolio
Name and Address	% of Fund
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	79.76%

Westwood LargeCap Value Fund
Name and Address	Class of Shares	% of Class
WELLS FARGO BANK, NA FBO GL WILSON MUT FD PO BOX 1533 MINNEAPOLIS MN 55480-1533	A Class Shares	84.37%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	A Class Shares	11.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Shares	40.57%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	21.55%

Westwood Low Volatility Equity Fund – Institutional Shares
Name and Address	% of Fund
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	75.89%

Westwood SMidCap Plus Fund – Institutional Shares
Name and Address	% of Fund
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 HARTFORD HEALTHCARE 401(K) SYSTEM SUPPORT OFFICE 389 JOHN DOWNEY DR NEW BRITAIN CT 06051-2924	46.08%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 HARTFORD HEALTHCARE SYSTEM SUPPORT OFFICE 389 JOHN DOWNEY DR NEW BRITAIN CT 06051-2924	26.02%
STATE STREET BANK & TRUST COMPANY CUST U/A 12/21/2007 HANESBRANDS INC RETIREMENT SAVINGS PLAN 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	7.74%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.12%

Westwood SMidCap Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38.76%
STATE STREET BANK & TRUST COMPANY FBO BAE SYSTEMS 401K SAVINGS PLAN PO BOX 5501 BOSTON MA 02206-5501	29.40%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.25%
BART 457 MODEL C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	8.23%

Westwood SmallCap Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.51%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	12.92%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	7.34%

Westwood MLP and Strategic Energy Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	88.69%

Westwood Income Opportunity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	A Class Shares	48.54%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	A Class Shares	9.95%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	A Class Shares	8.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	32.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Shares	21.99%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Institutional Shares	7.04%

Westwood Worldwide Income Opportunity Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	54.67%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA NE 68114-3493	29.81%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE BENEFIT OF CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.44%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.15%

Westwood Global Equity Fund – Institutional Shares
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Shares	47.91%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA NE 68114-3493	Institutional Shares	26.66%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Institutional Shares	17.33%
WELLS FARGO BANK NA FBO TIMMERMAN & SONS FEEDING P/S PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	Institutional Shares	5.21%

Westwood Emerging Markets Fund
Name and Address	Class of Shares	% of Class
NFS LLC FEBO TCTCO NOMINEE AGT WESTWOOD TRU 200 CRESCENT CT STE 1200 DALLAS TX 75201-1807	A Class Shares	57.64%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	A Class Shares	36.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	65.10%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Shares	19.53%

Westwood Short Duration High Yield Fund
Name and Address	Class of Shares	% of Class
NFS LLC FEBO SRG59 VENTURES LP A PARTNERSHIP SJ GP LLC 21 BELLECHASE GARDENS DR BEAUMONT TX 77706-8728	A Class Shares	79.34%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	A Class Shares	15.87%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	54.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Shares	20.50%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Institutional Shares	5.12%

Westwood Opportunistic High Yield Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	Institutional Shares	61.84%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Institutional Shares	38.14%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Ultra Shares	90.91%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA NE 68114-3493	Ultra Shares	9.07%

Westwood Market Neutral Income Fund – Institutional Shares
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE BENEFIT OF CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	86.69%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Institutional Shares	6.63%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Ultra Shares	100%

Westwood Strategic Convertibles Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	75.26%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA NE 68114-3493	9.53%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.86%

THE ADVISORS’ INNER CIRCLE FUND II

Cardinal Small Cap Value Fund – Institutional Class Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	25.74%

WASHINGTON & CO C/O US BANK NA PO BOX 1787 MILWAUKEE, WI 53201	23.41%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.32%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH CASH PO BOX 1533 MINNEAPOLIS, MN 55480	10.95%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT REINVEST REINVEST PO BOX 1533 MINNEAPOLIS, MN 55480	5.48%

Champlain Small Company Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Advisor Shares	41.78%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Advisor Shares	20.09%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Institutional Shares	22.40%
NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Institutional Shares	7.29%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413	Institutional Shares	6.76%

Champlain Mid Cap Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Advisor Shares	15.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-415	Advisor Shares	7.52%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Shares	30.02%
NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Institutional Shares	20.95%
TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	Institutional Shares	17.70%
BNYM IS TRUST CO FBO WRAP CLIENTS MAILSTOP 19K-0105 760 MOORE RD KNG OF PRUSSA PA 19406-1212	Institutional Shares	7.71%
EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3042	Institutional Shares	7.09%

Champlain Emerging Markets Fund – Advisor Shares
Name and Address	% of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	66.50%
SEI PRIVATE TRUST COMPANY CUST IRA A/C DEBORAH R HOSS 30195 HILLSIDE TER SAN JUAN CAPISTRANO CA 92675-1539	15.54%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.51%

Frost Growth Equity Fund
Name and Address	Class of Shares	% of Class
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	62.91%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	21.47%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	59.21%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	17.54%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA GA 30358-0004	Institutional Class Shares	13.75%

Frost Value Equity Fund
Name and Address	Class of Shares	% of Class
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	73.22%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	40.18%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	32.45%

RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA GA 30358-0004	Institutional Class Shares	14.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	9.08%

Frost Low Duration Bond Fund
Name and Address	Class of Shares	% of Class
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	37.62%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	31.83%
NFS LLC FEBO BMO HARRIS BANK NA FBO BANK 98 DLY RCRDKPG 480 PILGRIM WAY STE 1000 GREEN BAY WI 54304-5280	Investor Class Shares	7.05%
NFS LLC FEBO POINT INVESTMENTS LTD A PARTNERSHIP PO BOX 829 SAN ANTONIO TX 78293-0829	Investor Class Shares	5.12%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	55.54%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	19.94%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	7.20%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA GA 30358-0004	Institutional Class Shares	5.55%

Frost Total Return Bond Fund
Name and Address	Class of Shares	% of Class
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	13.62%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	12.17%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	8.58%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor Class Shares	6.23%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	36.37%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	15.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	11.28%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Institutional Class Shares	10.10%

Frost Municipal Bond Fund
Name and Address	Class of Shares	% of Class
NFS LLC FEBO POINT INVESTMENTS LTD A PARTNERSHIP PO BOX 829 SAN ANTONIO TX 78293-0829	Investor Class Shares	74.10%
NFS LLC FEBO CAROLYN SEALE CAROL LEE KLOSE 249 WESTOVER RD ALAMO HEIGHTS TX 78209-5651	Investor Class Shares	14.78%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	89.63%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	5.81%

Frost Mid Cap Equity Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	46.93%
NFS LLC FEBO JOHN W ROBB BARBARA F ROBB 220 E FAIR OAKS PL SAN ANTONIO TX 78209-3811	Investor Class Shares	17.84%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	12.44%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	11.19%
NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO ROBERT SEAN BAMBACE 2230 BUROAK RIDGE SAN ANTONIO TX 78248-2334	Investor Class Shares	6.40%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	92.90%

Frost Credit Fund
Name and Address	Class of Shares	% of Class
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	47.86%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	22.75%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Investor Class Shares	18.26%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Investor Class Shares	5.75%

SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	66.86%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	23.63%
SEI PRIVATE TRUST COMPANY C/O FROST ID 390 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	Institutional Class Shares	5.20%

Hancock Horizon Mississippi Tax-Free Income Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	97.75%
NFS LLC FEBO ZOR ENTERPRISES LLC BILOXI MS 39532	Investor Class Shares	5.33%
RBC CAPITAL MARKETS CORPORATION 510 MARQUETTE AVE SOUTH MN 55402	Investor Class Shares	5.27%
NFS LLC FEBO GEORGE W WHITE PASS CHRIS MS 39571	Class C Shares	99.39%

Hancock Horizon Louisiana Tax-Free Income Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	87.67%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	11.90%
NFS LLC FEBO KENNETT F STEWART BELLE CHASSE LA 70037	Investor Class Shares	18.08%
NFS LLC FEBO PETER ARMATO INDEPENDENCE LA 70443	Investor Class Shares	9.71%
NFS LLC FEBO JACK DROUILHET 4113 WOODSIDE LAKE CHARLES LA 70605	Investor Class Shares	8.10%
NFS LLC FEBO RHAOUL A GUILLAUME BATON ROUGE LA 70808	Investor Class Shares	7.93%
NFS LLC FEBO CHANCE BROWN 3684 WEATHERBY SULPHUR LA 70665	Investor Class Shares	6.04%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	5.67%
STIFEL NICOLAUS & COMPANY INCORPORATED ALEXANDRIA LA 71303	Class C Shares	98.82%

Hancock Horizon Diversified Income Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	75.45%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	11.45%
GWFS EQUITIES INC GREENWOOD VILLAGE CO 80111	Institutional Class Shares	7.28%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	19.41%
NFS LLC FEBO ROBERT E ADAMS 141 MAXWELL MARRERO LA 70072	Investor Class Shares	11.16%
MORGAN STANLEY 1 HARBORSIDE FINANCIAL CNTR PLAZA 3 NEW YORK NY 10004	Class C Shares	17.42%
NFS LLC FEBO JUDITH W NUNN AUBURN AL 36830	Class C Shares	12.08%
NFS LLC FEBO HOWARD E BODE 23400 CHEF NEW ORLEANS LA 70129	Class C Shares	10.03%
NFS LLC FEBO KENNETH ROWELL 14045 DAUPHIN ISL CODEN AL 36523	Class C Shares	9.23%
NFS LLC FEBO RUPPEL FAMILY TRUST 3 TRUST 1000 TCHOUPITOULAS NEW ORLEANS LA 70130	Class C Shares	9.02%
NFS LLC FEBO JOSEPHINE GROSSKOPF 10111 RUNNYMEDE BATON ROUGE LA 70815	Class C Shares	8.40%
NFS LLC FEBO NFS FMTC ROLLOVER IRA NEW ORLEANS LA 70119	Class C Shares	5.61%
NFS LLC FEBO SPECIAL NEEDS TRUST ROBERT GRA 3924 ROSE OF SHARON ORLANDO FL 32808	Class C Shares	5.05%

Hancock Horizon Quantitative Long/Short Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	33.35%
NFS LLC FEBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS 9801 BARLOW JERSEY CITY NJ 07310	Institutional Class Shares	15.61%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Institutional Class Shares	12.65%

HANCO NEW ORLEANS LA 70122	Institutional Class Shares	10.71%
MSCS FINANCIAL SERVICES FBO NABANK CO TULSA OK 74101	Institutional Class Shares	7.31%
MSCS FINANCIAL SERVICES FBO NABANK CO TULSA OK 74101	Institutional Class Shares	7.16%
MSCS FINANCIAL SERVICES FBO NABANK CO TULSA OK 74101	Institutional Class Shares	5.16%
MORGAN STANLEY 1 HARBORSIDE FINANCIAL CNTR PLAZA 3 NEW YORK NY 10004	Investor Class Shares	30.18%
LPL FINANCIAL SERVICES 4707 EXECUTIVE SAN DIEGO CA 92121	Investor Class Shares	30.15%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	7.99%
MORGAN STANLEY 1 HARBORSIDE FINANCIAL CNTR PLAZA 3 NEW YORK NY 10004	Class C Shares	42.67%

Hancock Horizon Burkenroad Small Cap Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	18.97%
NFS LLC FEBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS 9801 BARLOW JERSEY CITY NJ 07310	Institutional Class Shares	17.17%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Institutional Class Shares	10.19%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	10.10%
MERRILL LYNCH 4800 DEER LAKE JACKSONVILLE FL 32246	Institutional Class Shares	8.20%
GWFS EQUITIES INC GREENWOOD VILLAGE CO 80111	Institutional Class Shares	8.04%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	24.01%
MORGAN STANLEY 1 HARBORSIDE FINANCIAL CNTR PLAZA 3 NEW YORK NY 10004	Investor Class Shares	10.81%
LPL FINANCIAL SERVICES 4707 EXECUTIVE SAN DIEGO CA 92121	Investor Class Shares	8.78%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Class D Shares	24.47%
HANCO NEW ORLEANS LA 70122	Class D Shares	7.27%
LPL FINANCIAL SERVICES 4707 EXECUTIVE SAN DIEGO CA 92121	Class D Shares	5.08%

Hancock Horizon Diversified International Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	36.93%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	23.91%
MERRILL LYNCH 4800 DEER LAKE JACKSONVILLE FL 32246	Institutional Class Shares	16.30%
WELLS FARGO BANK FBO NATIONAL FIRE PROTECTION ASSOC MINNEAPOLIS MN 55480	Institutional Class Shares	10.03%
MSCS FINANCIAL SERVICES FBO COMERICA BANK FBO DINGLE DETROIT MI 48275	Institutional Class Shares	9.77%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	19.40%
MML DISTRIBUTORS, LLC SPRINGFIELD MA 01111	Investor Class Shares	7.60%
MORGAN STANLEY 1 HARBORSIDE FINANCIAL CNTR PLAZA 3 NEW YORK NY 10004	Class C Shares	21.24%
NFS LLC FEBO LINDA W CROWSON 8649 LOVAS TRINITY FL 34655	Class C Shares	10.44%
NFS LLC FEBO WAYNE M STEIN SR PONCHATOULA LA 70454	Class C Shares	8.64%
NFS LLC FEBO CHARLES H VOSS 1018 LOURAY BATON ROUGE LA 70808	Class C Shares	8.02%
NFS LLC FEBO FRANCIS DANIEL CHAVIS 5830 STRATFORD BATON ROUGE LA 70808	Class C Shares	7.94%
NFS LLC FEBO SHARON L RIDER 13541 ARNOLD WALKER LA 70785	Class C Shares	7.48%
NFS LLC FEBO PAUL C WIENCEK BRADENTON FL 34208	Class C Shares	6.98%
NFS LLC FEBO RUTH THORNHILL 8948 SMOKE ROCK BATON ROUGE LA 70817	Class C Shares	6.64%
NFS LLC FEBO CHARLES J OATES 327 ALLEN PANAMA CITY FL 32401	Class C Shares	5.69%

Hancock Horizon U.S. Small Cap Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	64.38%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	16.58%
GWFS EQUITIES INC GREENWOOD VILLAGE CO 80111	Institutional Class Shares	9.86%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Institutional Class Shares	6.13%
CHARLES SCHWAB & CO 211 MAIN ST SAN FRANCISCO CA 94105	Investor Class Shares	69.13%
OPPENHIEIMER & CO INC FRANKLIN MI 48025	Class C Shares	17.20%
PERSHING LLC JERSEY CITY NJ 07303	Class C Shares	16.15%
OPPENHIEIMER & CO INC CHESTERFIELD MI 48047	Class C Shares	15.40%
OPPENHIEIMER & CO INC DEARBORN MI 48124	Class C Shares	13.78%
OPPENHIEIMER & CO INC BLOOMFIELD HILLS MI 48302	Class C Shares	9.48%
NFS LLC FEBO SARAH GRIFFIN LANDRUM 30 VERSAILLES NEW ORLEANS LA 70125	Class C Shares	6.93%
NFS LLC FEBO JARROD POLLET 9235 VILLA CROSSING GREENWEL SPGS LA 70739	Class C Shares	6.80%
NFS LLC FEBO WYATT M FERGUSON 856 IRIS BATON ROUGE LA 70802	Class C Shares	5.70%
NFS LLC FEBO RAY J ROBICHAUX MONTEGUT LA 70377	Class C Shares	5.60%

Hancock Horizon Dynamic Asset Allocation Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	72.04%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	22.51%
NFS LLC FEBO NFS FMTC IRA COVINGTON LA 70433	Investor Class Shares	20.51%
NFS LLC FEBO NFS FMTC IRA JACKSONVILLE FL 32256	Investor Class Shares	17.23%
NFS LLC FEBO W SIMNICK SHARON SIMNICK T 239 LANTANA LONG BEACH MS 39560	Investor Class Shares	10.13%

NFS LLC FEBO MARGIA M BLANKENSHIP HOUSTON TX 77057	Investor Class Shares	10.00%
NFS LLC FEBO NFS FMTC IRA TRINITY FL 34655	Investor Class Shares	8.59%
NFS LLC FEBO NFS FMTC IRA METAIRIE LA 70003	Investor Class Shares	7.36%
NFS LLC FEBO NFS FMTC IRA HOUSTON TX 77027	Investor Class Shares	5.39%
NFS LLC FEBO LARRY AVANT PRATTVILLE AL 36066	Class C Shares	63.81%
NFS LLC FEBO KAREN MARIE HAWKINS TTEE KAREN MARI TALLAHASSEE FL 32317	Class C Shares	10.73%
NFS LLC FEBO CATHERINE C MYERS CUST GULFPORT MS 39503	Class C Shares	8.64%
NFS LLC FEBO CATHERINE C MYERS CUST GULFPORT MS 39503	Class C Shares	8.64%

Hancock Horizon International Small Cap Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	76.45%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	14.95%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	6.75%
NFS LLC FEBO JOHN T RED POPLARVILLE MS 39470	Investor Class Shares	6.33%
NFS LLC FEBO MARGIA M BLANKENSHIP HOUSTON TX 77057	Investor Class Shares	5.94%
NFS LLC FEBO NFS FMTC IRA GULFPORT MS 39507	Investor Class Shares	5.55%
HANCO NEW ORLEANS LA 70122	Class C Shares	50.00%
SIDCO 530 EAST SWEDESFORD WAYNE PA 19087	Class C Shares	50.00%

Hancock Horizon Microcap Fund
Name and Address	Class of Shares	% of Class
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	78.65%
HANCO NEW ORLEANS LA 70122	Institutional Class Shares	18.41%
NFS LLC FEBO MR JOHN M BOULWARE 1005 BEAUREGARD BOGALUSA LA 70427	Investor Class Shares	37.43%
NFS LLC FEBO NFS FMTC SEP IRA BRADENTON FL 34208	Class C Shares	25.93%

NFS LLC FEBO TIMOTHY B HATCHER WILMER AL 36587	Class C Shares	24.27%
NFS LLC FEBO WILLIAM M GREMILLION GREENVILLE AL 36037	Class C Shares	15.11%
PERSHING LLC JERSEY CITY NJ 07303	Class C Shares	12.86%
NFS LLC FEBO THE MYRNA K BIRCHER REVOCABLE PEORIA HEIGHTS IL 61616	Class C Shares	12.13%
NFS LLC FEBO TIMOTHY B HATCHER CUST WILMER AL 36587	Class C Shares	9.21%

Kopernik Global All-Cap Fund
Name and Address	Class of Shares	% of Class
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CTR PLAZA 2 3RD FL JERSEY CITY NJ 07311	Class A Shares	17.75%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class A Shares	15.79%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A Shares	13.87%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Class A Shares	9.98%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH ST P08 MINNEAPOLIS MN 55402-4413	Class A Shares	8.69%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A Shares	8.45%

MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CTR PLAZA 2 3RD FL JERSEY CITY NJ 07311	Class I Shares	31.23%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class I Shares	24.61%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class I Shares	7.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class I Shares	7.12%
COMERICA BANK FBO DINGLE – ERISA PO BOX 75000 MSC 3446 DETROIT MI 48275-0001	Class I Shares	5.25%

Kopernik International Fund – Class I Shares
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class I Shares	39.80%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class I Shares	34.88%
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CTR PLAZA 2 3RD FL JERSEY CITY NJ 07311	Class I Shares	8.73%
OPPENHEIMER & CO INC FBO DAVID R BELDING TTEE DAVID R BELDING REVOCABLE TRUST U/A/DTD 12/18/2012 395 E SUNSET RD LAS VEGAS NV 89119-3566	Class I Shares	5.16%

LM Capital Opportunistic Bond Fund – Institutional Class Shares
Name and Address	Class of Shares	% of Class
JOANIE BRONFMAN 1731 BEACON ST BROOKLINE, MA 02445	Institutional Class Shares	98.32%

Reaves Utilities and Energy Infrastructure Fund – Institutional Class Shares
Name and Address	% of Fund
JOHN CARSON GRAVES & & JUDITH CANTY GRAVES TRUSTEES U/A DTD 05/21/2004 THE JOHN CARSON GRAVES TRUST PO BOX 9823 ASHEVILLE NC 28815-0823	13.03%
PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	6.82%

RSQ International Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	92.85%
STRAFE & CO FBO PELL FAMILY 2012 GST TRUST PO BOX 6924 NEWARK DE 19714-6924	Institutional Class Shares	7.15%
STRAFE & CO FBO PELL FAMILY 2012 GST TRUST PO BOX 6924 NEWARK DE 19714-6924	Investor Class Shares	97.97%

RQSI Small Cap Hedged Equity Fund
Name and Address	Class of Shares	% of Class
RAMGUARD LLC 706 JEFFERSON ST TELL CITY IN 47586-1757	Institutional Shares	99.12%
JAIDEEP KARNAWAT 3016 LEDGEBROOK CT LOUISVILLE KY 40241-6543	Retail Shares	50.54%
BRADLEY R SHAFER & BRENDA M SHAFER JTWROS SUBJECT TO DST TOD RULES 1302 ISLEWORTH DR LOUISVILLE KY 40245-5252	Retail Shares	25.27%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Retail Shares	23.68%

Westfield Capital Large Cap Growth Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	99.90%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	16.86%
CITI PRIVATE BANK 0 480 WASHINGTON BLVD 15TH FLOOR-NJ NEWPORT OFFICE CTR 7 JERSEY CITY NJ 07310-2053	Institutional Class Shares	15.61%
ELEUTHERIAN MILLS – HAGLEY FOUNDATION INC PO BOX 3630 WILMINGTON DE 19807-0630	Institutional Class Shares	11.29%
KEY BANK NA CUST FBO MUNSON WILLIAMS PROCTOR INSTITUTE ACCT UAD 10-23-12 PO BOX 94871 CLEVELAND OH 44101-4871	Institutional Class Shares	9.88%
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO BAKER HUGHES – DV PO BOX 92994 CHICAGO IL 60675-2994	Institutional Class Shares	6.76%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Institutional Class Shares	5.76%

Westfield Capital Dividend Growth Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	92.34%

INDRANI MITRA & INDRAJIT MITRA JTWROS SUBJECT TO DST TOD RULES 82 N MAIN ST APT 3121 NATICK MA 01760-3477	Investor Class Shares	7.66%
W JOHNSTON ASSOCIATES LLC C/O KATHRYN M COOK 132 TURNPIKE RD #100 SOUTHBOROUGH MA 01772-2129	Institutional Class Shares	24.30%
WILLIAM A MUGGIA 15 LONGFELLOW RD WELLESLEY HLS MA 02481-5220	Institutional Class Shares	22.56%
ANNETTE JANE CAMPBELL-WHITE SUBJECT TO DST TOD RULES 4400 KELLER AVE # 412 OAKLAND CA 94605-4281	Institutional Class Shares	8.07%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	7.12%

BISHOP STREET FUNDS

Bishop Street Dividend Value Fund – Class I Shares
Name and Address	% of Fund
SEI PRIVATE TRUST CO FBO FIRST HAWAIIAN BANK ID 909 C/O FIRST HAWAIIAN BANK ONE FREEDOM VALLEY DR OAKS PA 19456-9989	59.68%
SEI PRIVATE TRUST COMPANY C/O FIRST HAWAIIAN BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	38.10%

Bishop Street High Grade Income Fund – Class I Shares
Name and Address	% of Fund
SEI PRIVATE TRUST CO FBO FIRST HAWAIIAN BANK ID 909 ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	45.32%
SEI TRUST COMPANY C/O FIRST HAWAIIAN BANK ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	35.49%

GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	10.95%
WELLS FARGO BANK NA FBO BANCWEST HOLDINGS INC ERC 26062401 PO BOX 1533 MINNEAPOLIS MN 55480-1533	5.77%

Bishop Street Hawaii Municipal Bond Fund
Name and Address	Class of Shares	% of Class
HARRY MARTENS VON HOLT TR HARRY MARTENS VON HOLT REV LIV TR U/A DTD 04/16/1991 PO BOX 1879 KAMUELA HI 96743-1879	Class A Shares	5.67%
SEI PRIVATE TRUST COMPANY C/O FIRST HAWAIIAN BANK ATTN MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Class I Shares	63.13%

APPENDIX D

ADVISERS

THE ADVISORS’ INNER CIRCLE FUND

Adviser Name and Address	Fund(s)
Acadian Asset Management LLC 260 Franklin Street Boston, Massachusetts 02110	Acadian Emerging Markets Portfolio Cornerstone Advisors Global Public Equity Fund*

AJO, LP 230 South Broad Street, 20th Floor Philadelphia, Pennsylvania 19102	Cornerstone Advisors Public Alternatives Fund*

Allianz Global Investors U.S. LLC 1633 Broadway New York, New York 10019	Cornerstone Advisors Global Public Equity Fund* Cornerstone Advisors Income Opportunities Fund*

AlphaOne Investment Services, LLC 789 E. Lancaster Avenue, Suite 120 Villanova, Pennsylvania 19085	AlphaOne Small Cap Opportunities Fund AlphaOne NextGen Technology Fund AlphaOne VIMCO Small Cap Value Fund

AT Investment Advisers, Inc. One South Wacker Drive, Suite 3500 Chicago, Illinois 60606	AT Disciplined Equity Fund AT Mid Cap Equity Fund AT Income Opportunities Fund

BlackRock Financial Management, LLC 55 East 52nd Street New York, New York 10055	Cornerstone Advisors Real Assets Fund*

BlackRock International Limited Exchange Place One 1 Semple Street Edinburgh EH3 8BL, Scotland	Cornerstone Advisors Real Assets Fund*

Cambiar Investors, LLC 200 Columbine Street, Suite 800 Denver, Colorado 80206	Cambiar Opportunity Fund Cambiar International Equity Fund Cambiar Small Cap Fund Cambiar Global Ultra Focus Fund Cambiar SMID Fund Cambiar Global Equity Fund Cambiar International Small Cap Fund

C.S. McKee, L.P. One Gateway Center Pittsburgh, Pennsylvania 15222	McKee International Equity Portfolio

ClariVest Asset Management LLC 3611 Valley Centre Drive, Suite 100 San Diego, California 92130	Cornerstone Advisors Global Public Equity Fund* Cornerstone Advisors Public Alternatives Fund*

Cornerstone Advisors, Inc. 225 108th Avenue NE, Suite 400 Bellevue, Washington 98004

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

Cornerstone Advisors Core Plus Bond Fund

Cramer Rosenthal McGlynn LLC 520 Madison Avenue, 20th Floor New York, New York 10022	Cornerstone Advisors Global Public Equity Fund*

Driehaus Capital Management LLC 25 East Erie Street Chicago, Illinois 60611	Cornerstone Advisors Global Public Equity Fund*

Edgewood Management LLC 535 Madison Avenue, 15th Floor New York, New York 10022	Edgewood Growth Fund

Fairpointe Capital LLC One North Franklin Street, Suite 3300 Chicago, Illinois 60606	Cornerstone Advisors Global Public Equity Fund*

Fayez Sarofim & Co. Two Houston Center 909 Fannin Street Houston, Texas 77010	Sarofim Equity Fund

First Manhattan Co. 399 Park Avenue New York, New York 10022	FMC Select Fund FMC Strategic Value Fund

Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403	Cornerstone Advisors Core Plus Bond Fund*

Hamlin Capital Management, LLC 640 Fifth Avenue, 6th Floor New York, New York 10019	Hamlin High Dividend Equity Fund

Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, Illinois 60606	Cornerstone Advisors Global Public Equity Fund*

Harvest Global Investments Limited 31/F One Exchange Square 8 Connaught Place, Central Hong Kong	Harvest Asian Bond Fund

Haverford Financial Services, Inc. Three Radnor Corporate Center, Suite 450 Radnor, Pennsylvania 19087	Haverford Quality Growth Stock Fund

Investment Counselors of Maryland, LLC 300 East Lombard Street, Suite 810 Baltimore, Maryland 21202	ICM Small Company Portfolio

Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, Third Floor Los Angeles, California 90067	Cornerstone Advisors Real Assets Fund*

Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111	Loomis Sayles Full Discretion Institutional Securitized Fund Cornerstone Advisors Core Plus Bond Fund*

LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, Illinois 60606

LSV Value Equity Fund

LSV Conservative Value Equity Fund

LSV Small Cap Value Fund

LSV Global Value Fund

LSV U.S. Managed Volatility Fund

LSV Global Managed Volatility Fund

Cornerstone Advisors Global Public Equity Fund*

Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, Colorado 80202	Cornerstone Advisors Global Public Equity Fund*

Metropolitan West Asset Management, LLC 865 S. Figueroa Street, Suite 1800 Los Angeles, California 90017	Cornerstone Advisors Core Plus Bond Fund*

Numeric Investors LLC 470 Atlantic Avenue, 6th Floor Boston, Massachusetts 02210	Cornerstone Advisors Global Public Equity Fund* Cornerstone Advisors Public Alternatives Fund*

OFI SteelPath, Inc. 2100 McKinney Ave., Suite 1401 Dallas, Texas 75201	Cornerstone Advisors Income Opportunities Fund*

Parametric Portfolio Associates LLC 1918 Eighth Avenue, Suite 3100 Seattle, Washington 98101	Cornerstone Advisors Global Public Equity Fund*

Phocas Financial Corporation 980 Atlantic Avenue, Suite 106 Alameda, California 94501	Cornerstone Advisors Global Public Equity Fund*

Prime Advisors, Inc. 22635 NE Marketplace Drive Redmond, Washington 98053	Cornerstone Advisors Core Plus Bond Fund*

Rice Hall James & Associates, LLC 600 West Broadway, Suite 1000 San Diego, California 92101	Rice Hall James Micro Cap Portfolio Rice Hall James SMID Cap Portfolio Rice Hall James Small Cap Portfolio

Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Cornerstone Advisors Global Public Equity Fund*

Sands Capital Management, LLC 1000 Wilson Boulevard, Suite 3000 Arlington, Virginia 22209	Sands Capital Global Growth Fund

SKY Harbor Capital Management, LLC 20 Horseneck Lane Greenwich, Connecticut 06830	Westwood Opportunistic High Yield Fund* Westwood Short Duration High Yield Fund*

Strategic Income Management, LLC 1200 Westlake Avenue, N. Suite 713 Seattle, Washington 98109	Cornerstone Advisors Income Opportunities Fund*

Thompson, Siegel & Walmsley LLC 6641 W. Broad Street, Suite 600 Richmond, Virginia 23230	TS&W Equity Portfolio

Thomson Horstmann & Bryant, Inc. 501 Merritt 7 Norwalk, Connecticut 06851	Thomson Horstmann & Bryant MicroCap Fund

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, New Mexico 87506	Cornerstone Advisors Global Public Equity Fund*

Villanova Investment Management Company LLC 789 E Lancaster Avenue, Suite 120 Villanova, Pennsylvania 19085	AlphaOne VIMCO Small Cap Value Fund*

Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC 375 Park Avenue, 4th Floor New York, New York 10152	Cornerstone Advisors Public Alternatives Fund*

Westwood Management Corp. 200 Crescent Court, Suite 1200 Dallas, Texas 75201

Westwood LargeCap Value Fund

Westwood Low Volatility Equity Fund

Westwood SMidCap Plus Fund

Westwood SMidCap Fund

Westwood SmallCap Fund

Westwood MLP and Strategic Energy Fund

Westwood Income Opportunity Fund

Westwood Worldwide Income Opportunity Fund

Westwood Global Equity Fund

Westwood Emerging Markets Fund

Westwood Short Duration High Yield Fund

Westwood Opportunistic High Yield Fund

Westwood Market Neutral Income Fund

Westwood Strategic Convertibles Fund

THE ADVISORS’ INNER CIRCLE FUND II

Adviser Name and Address	Fund(s)
Cardinal Capital Management, L.L.C. Four Greenwich Office Park Greenwich, Connecticut 06831	Cardinal Small Cap Value Fund

Champlain Investment Partners, LLC 180 Battery Street Burlington, Vermont 05401	Champlain Small Company Fund Champlain Mid Cap Fund Champlain Emerging Markets Fund

EARNEST Partners, LLC 1180 Peachtree Street, Suite 2300 Atlanta, Georgia 30309	Hancock Horizon Diversified International Fund*

Frost Investment Advisors, LLC 100 West Houston Street, 15th Floor San Antonio, Texas 78205	Frost Growth Equity Fund Frost Value Equity Fund Frost Low Duration Bond Fund Frost Total Return Bond Fund Frost Municipal Bond Fund Frost Mid Cap Equity Fund Frost Credit Fund

Globeflex Capital, L.P. 4365 Executive Drive, Suite 720 San Diego, California 92121	Hancock Horizon International Small Cap Fund*

Horizon Advisers One Hancock Plaza, Post Office Box 4019 Gulfport, Mississippi 39502	Hancock Horizon Burkenroad Small Cap Fund Hancock Horizon Diversified International Fund Hancock Horizon Quantitative Long/Short Fund Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Diversified Income Fund

Hancock Horizon U.S. Small Cap Fund

Hancock Horizon Dynamic Asset Allocation Fund

Hancock Horizon International Small Cap Fund

Hancock Horizon Microcap Fund

Kopernik Global Investors, LLC Two Harbour Place 302 Knights Run Avenue, Suite 1225 Tampa, Florida 33602	Kopernik Global All-Cap Fund Kopernik International Fund

LM Capital Group, LLC 750 B Street, Suite 3010 San Diego, California 92101	LM Capital Opportunistic Bond Fund

R Squared Capital Management L.P. 299 Park Avenue, 6th Floor New York, New York 10171	RSQ International Equity Fund

Ramsey Quantitative Systems, Inc. 1515 Ormsby Station Court Louisville, Kentucky 40223	RQSI Small Cap Hedged Equity Fund

W. H. Reaves & Co., Inc. 10 Exchange Place, 18th Floor Jersey City, New Jersey 07302	Reaves Utilities and Energy Infrastructure Fund

Westfield Capital Management Company, L.P. One Financial Center Boston, Massachusetts 02111	Westfield Capital Large Cap Growth Fund Westfield Capital Dividend Growth Fund

BISHOP STREET FUNDS

Adviser Name and Address	Fund(s)
Bishop Street Capital Management 999 Bishop Street, 28th Floor Honolulu, Hawaii, 96813	Bishop Street Hawaii Municipal Bond Fund Bishop Street High Grade Income Fund Bishop Street Dividend Value Fund

Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, Massachusetts 02110	Bishop Street Dividend Value Fund*

*	Adviser serves as a sub-adviser or a sub-sub-adviser to the Fund.

AIC FUND HOLDINGS LOGO

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

PROXY CARD

MERGE FUND NAME

MERGE TRUST NAME

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2018

The undersigned shareholder, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on March 26, 2018, at 10:00 a.m., Eastern Time, or at any adjournment thereof, and in their discretion upon any other business that may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of a copy of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 896-3197. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on March 26, 2018. The Proxy Statement for this meeting is available at:

MERGE FUND NAME

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the election of all nominees if no contrary direction is given.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT

1. Elect Trustees to the Board of Trustees of the Fund	☐	☐	☐

(a.)	Robert Nesher

(b.)	N. Jeffrey Klauder

(c.)	Joseph T. Grause, Jr.

(d.)	Mitchell A. Johnson

(e.)	Betty L. Krikorian

(f.)	Bruce Speca

(g.)	George J. Sullivan, Jr.

(h.)	Tracie E. Ahern

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THANK YOU FOR VOTING